UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2011

OPNEXT, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33306	22-3761205
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46429 Landing Parkway, Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 580-8828

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting of Stockholders held on January 20, 2011 (the “Annual Meeting”), the shareholders of Opnext, Inc. (the “Company”) approved the First Amendment (the “Plan Amendment”) to the Opnext, Inc. Second Amended and Restated 2001 Long-Term Stock Incentive Plan (the “Plan”). The Plan Amendment amends the Plan to:
•	Increase the aggregate number of shares of the Company’s common stock with respect to which awards may be granted under the Plan by an additional 8,500,000 shares, from 19,000,000 shares to a total of 27,500,000 shares; and
•	Prohibit the Company’s Board of Directors or Compensation Committee from taking any action under the Plan that would constitute a “repricing” within the meaning of the rules and listing standards of The Nasdaq Stock Market (or such other principal national securities market or exchange on which our common stock is then listed), without the approval of the Company’s stockholders.
The Compensation Committee of the Company’s Board of Directors approved the Plan Amendment on December 22, 2010, subject to approval of the Company’s shareholders at the Annual Meeting. A more extensive discussion of the Plan and Plan Amendment is contained in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on December 30, 2010. The foregoing description of the Plan Amendment contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On January 20, 2011, the Company held the Annual Meeting of Stockholders. The following matters were submitted to a vote of the Company’s security holders at the Annual Meeting:
Proposal 1: To re-elect each of Mr. Charles J. Abbe, Mr. Kendall Cowan and Mr. Ryuichi Otsuki as a Class I director for a three-year term of office expiring at the 2013 annual meeting of stockholders:

			BROKER NON-
	FOR	WITHHELD	VOTES
Mr. Charles J. Abbe	61,486,307	74,020	10,828,838
Mr. Kendall Cowan	60,461,827	1,778,500	10,828,838
Mr. Ryuichi Otsuki	61,449,094	791,233	10,828,838
Proposal 2: To approve the First Amendment to the Opnext, Inc. Second Amended and Restated 2001 Long-Term Stock Incentive Plan:

			BROKER NON-
FOR	AGAINST	ABSTAIN	VOTES
40,862,283	19,340,996	2,037,049	10,828,838
Proposal 3: To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm to examine the annual financial statements of the Company for the fiscal year ending March 31, 2011:

FOR	AGAINST	ABSTAIN
72,919,933	147,482	1,750

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to the Opnext, Inc. Second Amended and Restated 2001 Long-Term Stock Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPNEXT, INC.
Date: January 26, 2011	By:	/s/ Robert J. Nobile
Robert J. Nobile
Chief Financial Officer and Senior Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to the Opnext, Inc. Second Amended and Restated 2001 Long-Term Stock Incentive Plan